Ivy Funds

Supplement dated October 23, 2020 to the

Ivy Funds Statement of Additional Information

dated January 31, 2020

as supplemented April 10, 2020, June 19, 2020, August 24, 2020, October 1, 2020 and October 19, 2020

Effective immediately, Michael J. Walls will no longer serve as a portfolio manager of Ivy California Municipal High Income Fund. Accordingly, all references and information related to Mr. Walls are deleted in their entirety.

Supplement	Statement of Additional Information	1